EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

                            Supplement to Prospectus
                                      dated
                                   May 1, 2002


The following replaces the "Annual Fund Operating Expenses" table and "Example" under "Shareholder and Fund Expenses" on page 3 of the prospectus:

Annual Fund Operating Expenses (expenses that are deducted from Fund and Portfolio assets)
--------------------------------------------------------------------------------
Investment Advisory Fee (after fee waiver)                         0.43%
Other Expenses
Total Annual Fund Operating Expenses (after fee waiver)            0.86%

NOTES: The Fund invests exclusively in Senior Debt Portfolio (the "Portfolio"). See "Organization of the Fund". The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year. If the distribution fee of certain funds investing in the Portfolio were reduced or eliminated, the investment advisory fee waiver would be reduced which would increase Fund expenses. If no investment advisory fee waiver existed, the Investment Advisory Fee would be 0.95% and Total Annual Fund Operating Expenses would be approximately 1.39%. Only the Independent Trustees of the Portfolio can eliminate this fee waiver. See "Management of the Fund".

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other investment companies. The Example assumes that you invest $1,000 in the Fund for the time periods indicated and then have all of your shares repurchased at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year             3 Years                5 Years                10 Years
--------------------------------------------------------------------------------
     $9                 $27                    $48                   $106



March 1, 2003                                                             ISFRPS